UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 11, 2007

(Date of Earliest Event Reported)

Cost Plus, Inc.

(Exact name of Registrant as specified in its charter)

California	0-14970	94-1067973
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 4th Street

Oakland, California 94607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (510) 893-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On April 11, 2007, the Company’s management and the Audit Committee of the Board directors determined that errors may have been made in the way it treated reserves and accruals for inventory, which could result in the understatement of cost of goods sold. The periods affected may include fiscal years 2002 through 2005 and the first three quarters of fiscal 2006. As a result, the Company’s management and its Audit Committee have determined that investors should not rely on the Company’s previously issued financial statements for those periods. The Company does not expect the cumulative negative impact to net income to exceed $11 million for these periods and does not expect the impact to the historical balance sheets to be material. The Company’s management and the Audit Committee discussed its decision with its independent registered public accounting firm.

The Company is in the process of completing an extensive internal review of the possible inventory accounting errors. The Company will file any resulting corrections to its previously issued annual and interim financial statements in its Annual Report on Form 10-K for the fiscal year ended February 3, 2007. The Company’s Forms 10-Q for fiscal 2007 will reflect any restated quarterly data for the corresponding quarters in fiscal 2006. Until then, the Company’s previously issued consolidated financial statements, including those in the Company’s Annual Report on Form 10-K for the year ended January 28, 2006 and in the Company’s Quarterly Reports on Forms 10-Q for the quarters ended April 29, 2006, July 29, 2006 and October 28, 2006, should no longer be relied upon.

A copy of a press release issued by the Company regarding this matter is filed as Exhibit 99.1 to this Report.

The above statements relating to expectations of the cumulative negative impact to net income for the affected periods and the impact to the Company’s historical balance sheets are “forward-looking statements” that are based on current expectations and are subject to various risks and uncertainties, which could cause actual results to differ materially from those forecasted. Such risk factors include, but are not limited to completion of the audit of the fiscal 2006 financial statements and the possible restatement of the results for the prior periods on a basis that is consistent with the Company’s current expectations.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release of Cost Plus, Inc. dated April 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COST PLUS, INC.

	By:	/s/ Thomas D. Willardson
Thomas D. Willardson,
Executive Vice President and Chief Financial Officer
Dated: April 13, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Cost Plus, Inc. dated April 12, 2007.